SUMMARY PROSPECTUS

Roundhill MSTR WeeklyPayTM ETF

(Cboe BZX – MSTW)

May 1, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at https://www.roundhillinvestments.com/etf/mstw. You can also get this information at no cost by calling (855) 561-5728 or by sending an email request to etfs@roundhillinvestments.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2026, are incorporated by reference into this summary prospectus.

The Fund’s primary investment objective is to pay weekly distributions. The Fund’s secondary investment objective is to provide calendar week returns, before fees and expenses, that correspond to 1.2 times (120%) the calendar week total return of Class A common shares of Strategy Incorporated (Nasdaq: MSTR) (“MSTR”). A “calendar week” is measured from the close of trading on the final day of the week that the New York Stock Exchange (“NYSE”) is open for trading on one week to the close of trading on the final day of the subsequent week that the NYSE is open for trading.

Accordingly, the Fund presents risks that are very different from most mutual funds and ETFs. The Fund is riskier than alternatives that do not use leverage because the Fund magnifies the performance of the security to which it has exposure.

The Fund is not suitable for all investors. It is only suitable for knowledgeable investors who understand how the Fund operates and for those investors who actively monitor and manage their investments. Investors who do not understand the Fund’s strategy and the returns that it seeks to provide, or do not intend to actively monitor and manage their investment in the Fund, should not invest in the Fund.

There is no assurance that the Fund will achieve its weekly leveraged investment objective. Additionally, an investment in the Fund could lose money, including the full principal value of his/her investment within a single week. An investor for whom these stipulations are not acceptable should not invest in the Fund.

Roundhill MSTR WeeklyPayTM ETF

Investment Objectives

The Fund’s primary investment objective is to pay weekly distributions. The Fund’s secondary investment objective is to provide calendar week returns, before fees and expenses, that correspond to 1.2 times (120%) the calendar week total return of Class A common shares of Strategy Incorporated (Nasdaq: MSTR) (“MSTR”). The Fund does not seek to and will not achieve its secondary investment objective for a period of time other than a calendar week.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.99%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(2)	0.01%
Total Annual Fund Operating Expenses	1.00%
(1)	The investment advisory agreement between the Trust and Roundhill Financial Inc. (“Roundhill”) utilizes a unitary fee arrangement pursuant to which Roundhill will pay all operating expenses of the Fund, except Roundhill’s management fees, interest charges on any borrowings (including net interest expenses incurred in connection with an investment in reverse repurchase agreements or futures contracts), dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments (including any net account or similar fees charged by futures commission merchants), accrued deferred tax liability and extraordinary expenses.
(2)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3	Year 5	Year 10
$101	$315	$547	$1,213

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period July 23, 2025 (commencement of operations) through December 31, 2025, the Fund’s portfolio turnover rate was 553% of the average value of its portfolio.

Principal Investment Strategies

The Fund is actively managed and seeks to achieve its investment objectives by investing in: (i) listed call options, including FLexible EXchange® Options (“FLEX Options”), that utilize MSTR as the reference asset; (ii) total return swap agreements that utilize MSTR as the reference asset; and (iii) shares of MSTR that, in the aggregate, return approximately 1.2 times (120%) the calendar week total return of common shares of MSTR while making weekly distribution payments to shareholders. The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in listed call options (including FLEX Options), total return swap agreements that utilize MSTR as the reference asset, and in shares of MSTR. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

There is no guarantee that the Fund will successfully provide returns that correspond to approximately 1.2 times (120%) the calendar week total return of shares of MSTR. If the Fund encounters limitations in implementing its secondary investment objective, whether due to market conditions, derivative availability, counterparty issues, seeking to maintain its status as a regulated investment company or other factors, the Fund may not achieve investment results, before fees and expenses, that correspond to 1.2 times (120%) the weekly performance of MSTR, and may achieve substantially returns during such periods. During such periods, the Fund’s actual leverage levels may differ substantially from its intended target, both intraweek and at the close of trading on each calendar week, potentially resulting in significantly lower returns. Nevertheless, it is unlikely that the Fund’s failure to achieve its secondary investment objective would impact its ability to achieve its primary investment objective.

The implication of an investment strategy that seeks to provide a weekly return that is approximately 1.2 times (120%) the calendar week total return of shares of MSTR is that if MSTR experiences an increase in value over a given calendar week, the Fund could be expected to experience a gain approximately 20% larger than the gain experienced by MSTR. Conversely, if MSTR experiences a decrease in value over a given calendar week, the Fund could be expected to experience a loss approximately 20% larger than the loss experienced by MSTR.

On the close of the last business day every calendar week, the Fund’s exposure will be reset to approximately 1.2 times (120%). The reset of the leverage factor may result in either a decrease or increase in notional exposure, depending on the performance of MSTR over the course of a given week. Therefore, the Fund will provide exposure to the weekly total return of MSTR shares. Accordingly, the Fund is not an appropriate investment for investors seeking exposure to the daily total return of MSTR shares.

A “calendar week” is measured from the close of trading on the final day of the week that the New York Stock Exchange (“NYSE”) is open for trading on one week to the close of trading on the final day of the subsequent week that the NYSE is open for trading. For example, if Thursday is the last day of the week that the NYSE is open for trading in a given week, and Friday is the last day of the subsequent week that the NYSE is open for trading, the Fund will provide exposure to the performance of MSTR shares from the close of trading on Thursday until the close of trading on the following Friday.

In addition to providing 1.2 times (120%) exposure to the total return of MSTR shares over a given calendar week, the Fund will make weekly distribution payments to shareholders. The amount of each week’s distribution is based upon a formula that incorporates a number of dynamic market-based inputs, including the recent total return of MSTR shares and the implied volatility of MSTR shares. Accordingly, the Fund’s weekly distribution should be expected to change from week to week. The Adviser intends for a significant portion of the Fund’s weekly distributions to be characterized as return of capital, though it can make no assurances this will be the case. Return of capital represents a return of a portion of the Fund shareholder’s invested capital and is not taxable in the year it is received unless the distribution exceeds a shareholder’s basis in the Fund. However, a return of capital may result in an increase in a later gain on a sale of Fund Shares or a reduction of a loss.

The Fund seeks to achieve its investment objectives without regard to overall market movement or the increase or decrease in the value of MSTR shares. Accordingly, the Fund will not take defensive positions.

In addition to the Fund’s listed call options (including FLEX Options), total return swap agreements and common stock of MSTR, the Fund will also invest significantly in short-term U.S. Treasury securities, short-term U.S. Treasury ETFs and money market funds that will be used to collateralize such agreements. The Fund may also utilize reverse repurchase agreements in helping to manage the Fund’s investment exposure.

As a result of its investment strategies, the Fund will be concentrated in the industry or group of industries to which MSTR is assigned (i.e., hold 25% or more of its total assets in investments that provide exposure to the industry or group of industries to which MSTR is assigned). As of July 1, 2025, MSTR is assigned to the “software & services” industry group of the information technology sector.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

It is critical that investors understand the following:

1.	An investment in the Fund is not an investment in MSTR.

2.	The Fund’s strategy is subject to all potential losses if MSTR shares decrease in value and may lose all of its value if shares of MSTR decrease by 83.33 percent over the course of any calendar week.

Additional Information About MSTR

MSTR develops enterprise analytics software solutions. It is also an operating company committed to the continued development of the Bitcoin network through its activities in the financial markets, advocacy and technology innovation. A primary source of the MSTR’s value is the amount of bitcoin it holds. As of March 31, 2026, it has been reported that MSTR held approximately 762,099 bitcoin, valued at around $51.5 billion. MSTR is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by MSTR pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-42509 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding MSTR may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

The Fund has derived all disclosures contained in this document regarding MSTR from the publicly available documents described above. Neither the Fund, the Trust, the Adviser, the Sub-Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser, the Sub-Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding MSTR is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of MSTR have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning MSTR could affect the value of the Fund’s investments with respect to MSTR and therefore the value of the Fund. Lastly, neither the Fund, the Trust, the Adviser nor the Sub-Adviser, nor any of their respective affiliates, make any representations investors as to the performance of MSTR.

Additional Information About the FLEX Options

In implementing its investment strategy, the Fund may invest in FLEX Options that utilize MSTR as the reference asset. The Fund will only invest in options contracts that are listed for trading on regulated U.S. exchanges. Exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-traded options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC. The options utilized by the Fund may be “European” style or “American” style options. An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk. Market risk is the risk that a particular investment, or Fund Shares in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates, disruptions to trade, impositions of tariffs and perceived trends in securities prices. Fund Shares could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of Fund Shares, the liquidity of an investment, and may result in increased market volatility. During any such events, Fund Shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on Fund Shares may widen and the returns on investment may fluctuate.

MSTR INVESTING RISKS. The Fund will have significant exposure to MSTR through its investments in swap agreements and FLEX Options that utilize MSTR as the reference asset. Accordingly, the Fund will subject to the risks of MSTR, set forth below.

MSTR ISSUER-SPECIFIC RISKS. Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. MSTR holds billions of dollars in bitcoin as part of its corporate treasury strategy. Its stock price is highly correlated with bitcoin’s price movements, making it more volatile than traditional technology stocks. Governments worldwide are increasing regulatory oversight on digital assets, including bitcoin. Any new taxation policies, restrictions on corporate bitcoin holdings, or changes in accounting rules could impact MSTR’s financial position. To acquire more bitcoin, MSTR has issued debt and convertible notes. If bitcoin’s price declines significantly, the company could face margin calls, liquidity shortages or difficulties in refinancing debt obligations. MSTR competes with major business intelligence and data analytics firms. These competitors may offer more advanced features, better integration, or superior cloud-based solutions. While MSTR generates revenue from its software offerings, the company’s bitcoin focus may affect its ability to retain enterprise customers who prefer providers with a long-term focus on product development. Bitcoin is often viewed as a speculative asset, and macroeconomic factors such as recession fears, liquidity constraints, or monetary tightening could drive significant fluctuations in MSTR’s stock price.

INDIRECT INVESTMENT RISK. MSTR is not affiliated with the Trust, the Fund, the Adviser, the Sub-Adviser or any affiliates thereof and is not involved with this offering in any way and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund, the Adviser, the Sub-Adviser or any affiliate are not responsible for the performance of MSTR and make no representation as to the performance of MSTR. Investing in the Fund is not equivalent to investing in MSTR. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to MSTR.

BITCOIN RISK. MSTR’s value is significantly influenced by the large amount of bitcoin it holds. Bitcoin remains a volatile and evolving asset subject to significant market fluctuations, uncertainty, and speculative investment interest. Although increased institutional adoption and regulatory clarity have recently improved market stability and broader acceptance, the value of bitcoin continues to be influenced substantially by market sentiment, speculative demand, and macroeconomic factors rather than traditional fundamental analysis alone. The further development and sustained acceptance of the Bitcoin network are dependent on a variety of complex factors, including technological advancements, regulatory developments, institutional participation, and broader public adoption. While regulatory oversight of bitcoin and related digital assets has notably increased, particularly in jurisdictions like the United States and Europe, the global regulatory landscape remains fragmented. Sudden or significant regulatory actions—including new legislation, enforcement actions against key market participants, or policy shifts—can still materially impact bitcoin’s valuation and liquidity. Bitcoin markets remain susceptible to manipulation, fraud, theft, cybersecurity incidents, and operational disruptions, especially on trading platforms that lack robust regulatory oversight or proper cybersecurity standards. Furthermore, a significant concentration of bitcoin holdings among a limited number of large holders, often referred to as “whales,” continues to pose risks of price volatility or manipulation through coordinated transactions. Technological risks remain inherent in bitcoin and its underlying blockchain network. While advancements such as Layer 2 scaling solutions (e.g., the Lightning Network) have made meaningful progress toward addressing scalability and usability concerns, these technologies are still evolving and carry risks of technical vulnerabilities, hacking, and operational failures that may undermine confidence or negatively affect bitcoin’s value. The potential for blockchain forks—where disagreements among developers and stakeholders lead to competing blockchains—continues to exist. Although fewer contentious forks have occurred in recent times, such events could reoccur, introducing market confusion, diluting value, or weakening confidence in the Bitcoin blockchain. Competition from alternative blockchain networks and digital assets remains strong. Networks like Ethereum and other blockchain platforms with smart contract capabilities, privacy features, or superior scalability may attract broader adoption, thereby reducing bitcoin’s relative attractiveness or limiting its potential as an alternative payment system or digital store of value. Any of these risks, individually or collectively, could materially and adversely affect the acceptance and market value of bitcoin, consequently impacting the value of shares of MSTR.

BLOCKCHAIN TECHNOLOGY RISK. Blockchain technology is a relatively new and untested technology that operates as a distributed ledger. There are risks associated with a company’s issuance, redemption, transfer, and recordkeeping of shares on a blockchain, and these risks may not fully emerge until the technology becomes more widely used. Blockchain systems are public and permissionless, and could be vulnerable to fraud, particularly if a significant minority of participants collude to defraud the rest. Access to a given blockchain requires a private key, which, if compromised, could result in loss due to theft, destruction, or inaccessibility. There is limited regulation of blockchain technology other than the intrinsic public nature of the blockchain system, and any future regulatory developments could adversely affect the viability and expansion of the use of blockchain technology. There are currently a number of competing blockchain platforms with competing intellectual property claims, and the uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. Blockchain networks may also undergo significant technological developments, such as the Ethereum blockchain’s change in September 2022 from proof-of-work mining to proof-of-stake validation. Blockchain networks can also experience delays in transaction processing and settlement, particularly during periods of high network congestion or increased transaction volume. Such delays could affect the timing of recording and processing transactions. During periods of congestion, the time required for transaction validation may increase, which could lead to delayed recording of transactions on the blockchain or off-chain recordkeeping systems. Furthermore, blockchain networks typically impose transaction fees in the form of the network’s native digital asset. These fees can be unpredictable and may vary significantly depending on network conditions and levels of congestion. Lastly, there may be undiscovered technical flaws in blockchain-integrated recordkeeping system or the underlying blockchain technology, including in the process by which transactions are recorded to a blockchain, recorded off-chain, and/or integrated with other recordkeeping systems. Such flaws could negatively impact the execution or recordkeeping of transactions. Additionally, technological advancements may lead to new or existing hardware or software tools or mechanisms that could undermine the integrity or functionality of blockchain systems. Blockchain software is generally open-source. Any user can download the software, modify it and then propose that network adopt the modification. When a modification is introduced and a substantial majority of users consent to the modification, the change is implemented and the blockchain network remains uninterrupted. However, if less than a substantial majority of users consent to the proposed modification, and the blockchain consensus mechanism allows for the modification to nonetheless be implemented by some users and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “fork” (i.e., “split”) of the blockchain network (and the blockchain), with one version running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two (or more) versions of the blockchain network running in parallel, but with each version’s native asset lacking interchangeability. Additionally, a fork could be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run. If a fork occurs, the original blockchain and the forked blockchain could potentially compete with each other for users and other participants, leading to a loss of these for the original blockchain.

Custody Risk. MSTR has substantial holdings of bitcoin. Accordingly, it is subject to the custody risk of its bitcoin holdings. Security breaches, computer malware and computer hacking attacks have been a prevalent concern in relation to digital assets. The bitcoin held by MSTR will likely be an appealing target to hackers or malware distributors seeking to destroy, damage or steal the MSTR’s bitcoins. To the extent that MSTR is unable to identify and mitigate or stop new security threats or otherwise adapt to technological changes in the digital asset industry, MSTR’s bitcoins may be subject to theft, loss, destruction or other attack.

MSTR has put security procedures in place to prevent such theft, loss or destruction, including but not limited to, offline storage, or cold storage, multiple encrypted private key “shards”, and other measures. Nevertheless, the security procedures cannot guarantee the prevention of any loss due to a security breach, software defect or act of God that may be borne by MSTR and the security procedures may not protect against all errors, software flaws or other vulnerabilities in MSTR’s technical infrastructure, which could result in theft, loss or damage of its assets. Assets not held in cold storage, such as assets held in a trading account, may be more vulnerable to security breach, hacking or loss than assets held in cold storage. Furthermore, assets held in a trading account are held on an omnibus, rather than segregated basis, which creates greater risk of loss.

The security procedures and operational infrastructure may be breached due to the actions of outside parties, error or malfeasance of a MSTR employee, and, as a result, an unauthorized party may obtain access to MSTR’s accounts where its bitcoin is held, the relevant private keys (and therefore bitcoin) or other data or property of MSTR. Additionally, outside parties may attempt to fraudulently induce employees of MSTR to disclose sensitive information in order to gain access to MSTR’s infrastructure. As the techniques used to obtain unauthorized access, disable or degrade service, or sabotage systems change frequently, or may be designed to remain dormant until a predetermined event and often are not recognized until launched against a target, MSTR may be unable to anticipate these techniques or implement adequate preventative measures.

DIGITAL ASSET TRADING PLATFORMS RISK. Digital asset trading platforms remain relatively new and vary significantly in terms of regulation, transparency, operational stability, and compliance standards. While certain prominent trading platforms—particularly those based in the United States—have substantially improved transparency, compliance, and regulatory adherence, many platforms still operate internationally or offshore with significantly less stringent oversight. Platforms located outside the United States may be subject to minimal or inconsistent regulatory enforcement and often do not provide sufficient public information regarding their management structure, ownership, financial stability, cybersecurity practices, or compliance controls. Despite increased institutional involvement, enhanced security measures, and more standardized operating practices adopted by leading platforms, digital asset exchanges continue to be vulnerable to cybersecurity threats, hacking incidents, fraudulent activities, operational disruptions, and other technical risks. High-profile failures, breaches, or shutdowns of major trading platforms or custodians—such as those arising from fraud, cybersecurity incidents, regulatory enforcement actions, or insolvency—can significantly reduce investor confidence, increase market volatility, and potentially trigger contagion effects across the digital asset ecosystem. Regulatory developments and enforcement actions continue to shape the landscape in which digital asset platforms operate. Recent regulatory scrutiny has heightened globally, particularly in jurisdictions with substantial trading volumes, such as the United States, Europe, and Asia. Increased regulatory oversight, while potentially positive for market stability in the long run, can create short-term disruption, reduce liquidity, prompt platform closures, or alter business models substantially, thereby affecting the prices of digital assets, including bitcoin. Investors should be aware that trading or custodying bitcoin on less transparent or poorly regulated platforms increases the risk of losing access to digital assets due to platform insolvency, hacking incidents, regulatory intervention, or operational failure. Although improvements have been made, the digital asset marketplace remains inherently riskier than traditional financial markets, and investors may have limited recourse if a digital asset trading platform fails or is compromised.

Irrevocability of Transactions Risk. Bitcoin transactions are typically not reversible without the consent and active participation of the recipient of the transaction. Once a transaction has been verified and recorded in a block that is added to the Bitcoin blockchain, an incorrect transfer or theft of bitcoin generally will not be reversible and MSTR may not be capable of seeking compensation for any such transfer or theft. It is possible that, through computer or human error, or through theft or criminal action, MSTR’s bitcoin could be transferred from its account in incorrect amounts or to unauthorized third parties, or to uncontrolled accounts.

INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

LARGE CAPITALIZATION COMPANIES RISK. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

UNITED STATES RISK. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

LEVERAGE RISK. The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objectives than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the weekly performance of shares of MSTR will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 1.2% for every 1% weekly decline in the market value of the MSTR shares, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event the market value of MSTR shares decline more than 83.33% over a calendar week. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with MSTR shares.

FLEX OPTIONS RISK. The Fund will utilize FLEX Options to derive exposure to shares of MSTR. Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Fund may experience losses from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objectives. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund’s shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection could reduce the Fund’s ability to achieve its investment objectives. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities.

OPTIONS RISK. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Fund’s portfolio managers to forecast market movements correctly. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. The effective use of options also depends on the Fund’s ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options. Lastly, the trading of options is subject to transaction costs that may impact the Fund’s returns.

SWAP AGREEMENTS RISK. The Fund will utilize swap agreements to derive exposure to shares of MSTR. Swap agreements may involve greater risks than direct investment in securities as they may be leveraged and are subject to credit risk, counterparty risk and valuation risk. A swap agreement could result in losses if the underlying reference or asset does not perform as anticipated. In addition, many swaps trade over-the-counter and may be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

LIQUIDITY RISK. The market for swap agreements that reference MSTR shares may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of swap agreements on MSTR shares.

CONCENTRATION RISK. The Fund is susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in investments that provide exposure to MSTR and the industry to which it is assigned.

ACTIVE MANAGEMENT RISK. The Fund is actively-managed and its performance reflects investment decisions that the Adviser and/or Sub-Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

ACTIVE MARKET RISK. Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Fund Shares will develop or be maintained. Fund Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including Fund Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Fund Shares could decline in value or underperform other investments.

Asset Class Risk. Securities and other assets in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

COUNTERPARTY RISK. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

CREDIT RISK. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

CLEARING MEMBER DEFAULT RISK. Transactions in some types of derivatives, including the options held by the Fund, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearinghouse, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearinghouses, and only members of a clearinghouse (“clearing members”) can participate directly in the clearinghouse, the Fund will hold cleared derivatives through accounts at clearing members. With regard its cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearinghouse through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its options position may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearinghouse, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults, the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

CURRENT MARKET CONDITIONS RISK. Current market conditions risk is the risk that a particular investment, or Fund Shares in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates; however, the Federal Reserve has recently lowered interest rates and may continue to do so. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Additionally, challenges in commercial real estate markets, including rising interest rates, declining valuations and increasing vacancies, could have a broader impact on financial markets. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. The change in administration resulting from the 2024 United States national elections could result in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes, including the imposition of tariffs, and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. A public health crisis and the ensuing policies enacted by governments and central banks may cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Additionally, cyber security breaches of both government and non-government entities could have negative impacts on infrastructure and the ability of such entities, including the Fund, to operate properly. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, sub-adviser, distributor and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

DEBT SECURITIES RISK. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

DERIVATIVES RISK. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet regulatory or contractual requirements for derivatives. The use of derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price.

DISTRIBUTION TAX RISK. The Fund currently expects to make distributions on a weekly basis. Such frequent distributions may expose investors to increased tax liabilities. However, these distributions may exceed the Fund’s income and gains for the Fund’s taxable year. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund Shares on which the distribution was received are sold. Once the Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain if the Fund shareholder holds Fund Shares as capital assets. Additionally, any capital returned through distributions will be distributed after payment of Fund fees and expenses. Because a portion of the Fund’s distributions may consist of return of capital, the Fund may not be an appropriate investment for investors who do not want their principal investment in the Fund to decrease over time or who do not wish to receive return of capital in a given period. In the event that a shareholder purchases Fund Shares shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

ETF RISK. The Fund may invest in ETFs. The value of an ETF held by the Fund will fluctuate over time based on fluctuations in the values of the assets held by the ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those assets. When the Fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. Brokerage, tax and other expenses may negatively impact the performance of the ETF and, in turn, the value of Fund Shares. An ETF that tracks an index may not exactly match the performance of the index due to cash drag, differences between the portfolio of the ETF and the components of the index, expenses and other factors.

EQUITY SECURITIES RISK. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common stocks generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.

INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to fixed income securities held by the Fund.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

LARGE SHAREHOLDER RISK. Certain shareholders, including affiliated funds advised by the Adviser, may from time to time own a significant portion of the Fund’s shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser (“Affiliate”), an authorized participant, a market maker, or another entity may invest in the Fund and hold its investment for a limited period solely to facilitate the commencement of the Fund or to help the Fund achieve a specified size or scale. There can be no assurance that any large shareholder will not redeem its investment, that the size of the Fund will be maintained at such levels, or that the Fund will continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Fund’s listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.

To the extent that a significant percentage of the Fund’s shares are owned or controlled by a small number of account shareholders (or a single account shareholder), including funds or accounts over which the Adviser or an Affiliate has investment discretion, the Fund is subject to the risk that those shareholders may purchase or redeem Fund shares in significant amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser or an Affiliate. This may adversely affect the Fund’s performance if the Adviser is forced to sell portfolio securities or invest cash when it would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s gross expense ratio. Large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would, particularly if the Fund accepts cash for an order for the purchase of creation units of the Fund’s shares.

LEGISLATION AND LITIGATION RISK. Legislation or litigation that affects the value of assets or securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain assets or securities in which the Fund invests. In addition, litigation regarding any of the assets or securities owned by the Fund may negatively impact the value of Fund Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Adviser determines to sell such a holding.

MONEY MARKET INSTRUMENTS RISK. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund’s assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objectives. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund.

Non-Diversification Risk. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objectives. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PORTFOLIO TURNOVER RISK. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.

REVERSE REPURCHASE AGREEMENTS RISK. Reverse repurchase agreements involve both counterparty risk and the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve leverage risk; the Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Fund invested the proceeds of the reverse repurchase agreement.

SPECIAL TAX RISK. The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

The authority with regard to swaps entered into by regulated investment companies is unclear both as to the qualification under the income test and the identification of the issuer under the diversification test. The Fund intends to take the position that because the swaps held by the Fund reference securities that the income on the swaps are “other income” from the Fund’s business of investing in stocks and securities. In addition, the Fund intends to manage its investments in the swaps so that neither the exposure to issuer of the referenced security nor the exposure to any one counterparty of the swaps will exceed 25% of the gross value of the Fund’s portfolio at the end of any quarter.

If the Fund were to fail to meet the qualifying income test or asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance.

Structural ETF Risks. The Fund is an ETF. Accordingly, it is subject to certain risks associated with its unique structure.

Market Participants Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. The Fund may also rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares but such market makers are under no obligation to do so. Decisions by Authorized Participants or market makers to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the Authorized Participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which Fund Shares are trading on the Exchange, which could result in a decrease in value of Fund Shares. This reduced effectiveness could result in Fund Shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads Fund Shares.

Cash Transactions Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with all ETFs, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund’s daily NAV per Fund Share and there may be times when the market price of the Fund Shares is more than the NAV per Fund Share (premium) or less than the NAV per Fund Share (discount). If a shareholder purchases Fund Shares at a time when the market price is at a premium to the NAV or sells Fund Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of Fund Shares, respectively. This risk is heightened in times of market volatility or periods of steep market declines.

Trading Risks. Although Fund Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Fund Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

UNITED STATES GOVERNMENT SECURITIES RISK. The Fund may invest directly in short-term U.S. government securities or in ETFs that hold short-term U.S. government securities. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

VALUATION RISK. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Non-Principal Risks

REGULATED INVESTMENT COMPANY TAX RISKS. The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

If the Fund were to fail to meet the qualifying income test or asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance.

Performance

Because the Fund does not have performance history for a full calendar year, no performance information is presented for the Fund at this time. Once the Fund has completed a full calendar year of investment operations, this section will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at no cost on the Fund’s website at https://www.roundhillinvestments.com/etf/mstw.

Management

Investment Adviser: Roundhill Financial Inc. (“Roundhill” or the “Adviser”)

Investment Sub-Adviser: Exchange Traded Concepts, LLC (“ETC” or the “Sub-Adviser”)

Portfolio Managers: The individuals primarily responsible for the day-to-day management of the Fund are Timothy Maloney (Roundhill), William Hershey (Roundhill), David Mazza (Roundhill), Andrew Serowik (ETC), Todd Alberico (ETC), Gabriel Tan (ETC) and Brian Cooper (ETC). Each has served as a portfolio manager since the Fund’s inception in July 2025.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.roundhillinvestments.com/etf/mstw.

Tax Information

To the extent the Fund’s distributions are taxed, they are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you. Certain Fund distributions may exceed the Fund’s income and gains for the Fund’s taxable year. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund Shares on which the distribution was received are sold. Once the Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain if the Fund shareholder holds Fund Shares as capital assets.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser, the Fund’s distributor, may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at https://www.roundhillinvestments.com/etf/mstw.

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